January 3, 2022

DIVIDEND OPPORTUNITIES FUND

ETADX Class A Shares ETCDX Class C Shares

ETNDX Class N Shares ETIDX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2021, and should be read in conjunction with such Summary Prospectus.

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Effective January 1, 2022, Andrew Singer, CFA, is a Portfolio Manager of the Fund. Accordingly, all information contained in the Fund’s Summary Prospectus regarding the Portfolio Managers of the Fund is hereby revised to reflect Mr. Singer’s position with the Fund and the following information replaces the section of the Fund’s Summary Prospectus entitled “FUND SUMMARY/Eventide Dividend Opportunities Fund – Portfolio Managers”:

Portfolio Manager. Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser and Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, serve as the Portfolio Managers of the Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund. Ms. Bamford has served the Fund in this capacity since 2019. Mr. Singer has served the Fund in this capacity since as of January 2022.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022

Please retain this Supplement for future reference.